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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



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      Date of Report (Date of earliest event reported): September 24, 2004



                          BOSTON SCIENTIFIC CORPORATION
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               (Exact name of registrant as specified in charter)



   DELAWARE                          1-11083                    04-2695240
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(State or other                   (Commission                  (IRS employer
 jurisdiction of                  file number)               identification no.)
 incorporation)



          ONE BOSTON SCIENTIFIC PLACE, NATICK, MASSACHUSETTS 01760-1537
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               (Address of principal executive offices)      (Zip code)



       Registrant's telephone number, including area code: (508) 650-8000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 24, 2004, the Board of Directors of Boston Scientific Corporation (the "Company") approved an amendment to the Company's 401(k) Retirement Savings Plan (the "Plan") that provides for, among other things, a one-time special contribution by the Company to the Plan. This special retirement supplement will be apportioned to eligible employees based on pay and years of service. The Company anticipates that this retirement supplement will result in a charge to earnings for the third quarter of approximately $110 million. The amendment also provides for an increase from four percent to six percent of eligible pay in the amount the Company matches employee pre-tax contributions. A copy of the form of amendment is furnished with this report as
Exhibit 10.1.

         The Company issued a press release announcing the enhancements to its 401(k) Retirement Savings Plan on September 28, 2004. A copy of the release is furnished with this report as Exhibit 99.1.




ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.


            10.1 Form of Third Amendment to the Boston Scientific Corporation 401(k) Retirement Savings Plan

            99.1 Press Release issued by Boston Scientific Corporation dated September 28, 2004.




















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                                    SIGNATURE


          Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                               BOSTON SCIENTIFIC CORPORATION




Date:  September 30, 2004      By:  /s/ Lawrence J. Knopf
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                                    Lawrence J. Knopf
                                    Vice President and Assistant General Counsel

































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                                INDEX TO EXHIBITS






Exhibit Number         Description
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     10.1              Form of Third Amendment to the Boston Scientific
                       Corporation 401(k) Retirement Savings Plan

     99.1 Press Release issued by Boston Scientific Corporation dated September 28, 2004.



































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